The following Fund’s are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly,

the correct answer is as follows (in 000's):

A-Class

Janus Henderson Asia Equity Fund: $4

Janus Henderson Balanced Fund: $5,519

Janus Henderson Contrarian Fund: $0

Janus Henderson Emerging Markets Fund: $141

Janus Henderson Enterprise Fund: $0

Janus Henderson European Focus Fund: $4,316

Janus Henderson Forty Fund: $0

Janus Henderson Global Life Sciences Fund: $231

Janus Henderson Global Real Estate Fund: $163

Janus Henderson Global Research Fund: $54

Janus Henderson Global Select Fund: $39

Janus Henderson Global Technology Fund: $7,949

Janus Henderson Growth and Income Fund: $215

Janus Henderson Overseas Fund: $283

Janus Henderson Research Fund: $17

Janus Henderson Triton Fund: $0

Janus Henderson Venture Fund: $0

Janus Henderson Global Value Fund: $69

Janus Henderson International Value Fund: $6

Janus Henderson Global Equity Income Fund: $21,743

Janus Henderson International Opportunities Fund: $5,959

Janus Henderson International Small Cap Fund: $0

Janus Henderson U.S. Growth Opportunities Fund: $17

C-Class

Janus Henderson Asia Equity Fund: $0

Janus Henderson Balanced Fund: $7,282

Janus Henderson Contrarian Fund: $0

Janus Henderson Emerging Markets Fund: $10

Janus Henderson Enterprise Fund: $0

Janus Henderson European Focus Fund: $1,391

Janus Henderson Forty Fund: $0

Janus Henderson Global Life Sciences Fund: $0

Janus Henderson Global Real Estate Fund: $193

Janus Henderson Global Research Fund: $0

Janus Henderson Global Select Fund: $4

Janus Henderson Global Technology Fund: $0

Janus Henderson Growth and Income Fund: $129

Janus Henderson Overseas Fund: $95

Janus Henderson Research Fund: $0

Janus Henderson Triton Fund: $0

Janus Henderson Venture Fund: $0

Janus Henderson Global Value Fund: $88

Janus Henderson International Value Fund: $40

Janus Henderson Global Equity Income Fund: $24,644

Janus Henderson International Opportunities Fund: $468

Janus Henderson International Small Cap Fund: $0

Janus Henderson U.S. Growth Opportunities Fund: $2

D-Class

Janus Henderson Asia Equity Fund: $104

Janus Henderson Balanced Fund: $15,813

Janus Henderson Contrarian Fund: $6,025

Janus Henderson Emerging Markets Fund: $160

Janus Henderson Enterprise Fund: $1,555

Janus Henderson European Focus Fund: $65

Janus Henderson Forty Fund: $1,660

Janus Henderson Global Life Sciences Fund: $4,951

Janus Henderson Global Real Estate Fund: $1,191

Janus Henderson Global Research Fund: $10,187

Janus Henderson Global Select Fund: $13,949

Janus Henderson Global Technology Fund: $84,477

Janus Henderson Growth and Income Fund: $32,795

Janus Henderson Overseas Fund: $13,743

Janus Henderson Research Fund: $22,789

Janus Henderson Triton Fund: $0

Janus Henderson Venture Fund: $0

Janus Henderson Global Value Fund: $2,001

Janus Henderson International Value Fund: $72

Janus Henderson Global Equity Income Fund: $196

Janus Henderson International Opportunities Fund: $42

Janus Henderson International Small Cap Fund: $16

Janus Henderson U.S. Growth Opportunities Fund: $37

I-Class

Janus Henderson Asia Equity Fund: $66

Janus Henderson Balanced Fund: $22,847

Janus Henderson Contrarian Fund: $237

Janus Henderson Emerging Markets Fund: $1,354

Janus Henderson Enterprise Fund: $6,655

Janus Henderson European Focus Fund: $25,516

Janus Henderson Forty Fund: $346

Janus Henderson Global Life Sciences Fund: $2,841

Janus Henderson Global Real Estate Fund: $4,008

Janus Henderson Global Research Fund: $1,185

Janus Henderson Global Select Fund: $121

Janus Henderson Global Technology Fund: $85,775

Janus Henderson Growth and Income Fund: $1,199

Janus Henderson Overseas Fund: $1,132

Janus Henderson Research Fund: $1,120

Janus Henderson Triton Fund: $0

Janus Henderson Venture Fund: $0

Janus Henderson Global Value Fund: $2,388

Janus Henderson International Value Fund: $153

Janus Henderson Global Equity Income Fund: $90,684

Janus Henderson International Opportunities Fund: $49,753

Janus Henderson International Small Cap Fund: $0

Janus Henderson U.S. Growth Opportunities Fund: $1

N-Class

Janus Henderson Asia Equity Fund: $0

Janus Henderson Balanced Fund: $22,738

Janus Henderson Contrarian Fund: $119

Janus Henderson Emerging Markets Fund: $325

Janus Henderson Enterprise Fund: $5,943

Janus Henderson European Focus Fund: $7

Janus Henderson Forty Fund: $80

Janus Henderson Global Life Sciences Fund: $0

Janus Henderson Global Real Estate Fund: $82

Janus Henderson Global Research Fund: $305

Janus Henderson Global Select Fund: $323

Janus Henderson Global Technology Fund: $3,923

Janus Henderson Growth and Income Fund: $78

Janus Henderson Overseas Fund: $1,475

Janus Henderson Research Fund: $874

Janus Henderson Triton Fund: $0

Janus Henderson Venture Fund: $0

Janus Henderson Global Value Fund: $66

Janus Henderson International Value Fund: $760

Janus Henderson Global Equity Income Fund: $149

Janus Henderson International Opportunities Fund: $150

Janus Henderson International Small Cap Fund: $121

Janus Henderson U.S. Growth Opportunities Fund: $0

R-Class

Janus Henderson Balanced Fund: $2,310

Janus Henderson Contrarian Fund: $0

Janus Henderson Enterprise Fund: $0

Janus Henderson Forty Fund: $0

Janus Henderson Global Research Fund: $6

Janus Henderson Research Fund: $0

Janus Henderson Global Select Fund: $2

Janus Henderson Growth and Income Fund: $26

Janus Henderson Overseas Fund: $449

Janus Henderson International Opportunities Fund: $152

Janus Henderson Overseas Fund: $449

Janus Henderson Research Fund: $0

Janus Henderson Triton Fund: $0

S-Class

Janus Henderson Asia Equity Fund: $2

Janus Henderson Balanced Fund: $4,929

Janus Henderson Contrarian Fund: $0

Janus Henderson Emerging Markets Fund: $3

Janus Henderson Enterprise Fund: $0

Janus Henderson European Focus Fund: $1

Janus Henderson Forty Fund: $0

Janus Henderson Global Life Sciences Fund: $19

Janus Henderson Global Real Estate Fund: $84

Janus Henderson Global Research Fund: $214

Janus Henderson Global Select Fund: $1

Janus Henderson Global Technology Fund: $0

Janus Henderson Growth and Income Fund: $206

Janus Henderson Overseas Fund: $2,483

Janus Henderson Research Fund: $7

Janus Henderson Triton Fund: $0

Janus Henderson Venture Fund: $0

Janus Henderson Global Value Fund: $1

Janus Henderson International Value Fund: $5

Janus Henderson Global Equity Income Fund: $3

Janus Henderson International Opportunities Fund: $1

Janus Henderson International Small Cap Fund: $0

Janus Henderson U.S. Growth Opportunities Fund: $0

T-Class

Janus Henderson Asia Equity Fund: $11

Janus Henderson Balanced Fund: $45,872

Janus Henderson Contrarian Fund: $1,587

Janus Henderson Emerging Markets Fund: $79

Janus Henderson Enterprise Fund: $1,878

Janus Henderson European Focus Fund: $48

Janus Henderson Forty Fund: $86

Janus Henderson Global Life Sciences Fund: $3,369

Janus Henderson Global Real Estate Fund: $1,790

Janus Henderson Global Research Fund: $6,159

Janus Henderson Global Select Fund: $4,431

Janus Henderson Global Technology Fund: $0

Janus Henderson Growth and Income Fund: $16,198

Janus Henderson Overseas Fund: $10,640

Janus Henderson Research Fund: $5,625

Janus Henderson Triton Fund: $0

Janus Henderson Venture Fund: $0

Janus Henderson Global Value Fund: $1,027

Janus Henderson International Value Fund: $29

Janus Henderson Global Equity Income Fund: $1,329

Janus Henderson International Opportunities Fund: $185

Janus Henderson International Small Cap Fund: $1

Janus Henderson U.S. Growth Opportunities Fund: $13

The following Fund’s are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly,

the correct answer is as follows:

A-Class

Janus Henderson Asia Equity Fund: $0.0491

Janus Henderson Balanced Fund: $0.2869

Janus Henderson Contrarian Fund: $0

Janus Henderson Emerging Markets Fund: $0.2141

Janus Henderson Enterprise Fund: $0

Janus Henderson European Focus Fund: $0

Janus Henderson Forty Fund: $0.0000

Janus Henderson Global Life Sciences Fund: $0.0716

Janus Henderson Global Real Estate Fund: $0.3814

Janus Henderson Global Research Fund: $0.2780

Janus Henderson Global Select Fund: $0.1284

Janus Henderson Global Technology Fund: $0.0021

Janus Henderson Growth and Income Fund: $0.5030

Janus Henderson Overseas Fund: $0.4979

Janus Henderson Research Fund: $0.0308

Janus Henderson Triton Fund: $0.0000

Janus Henderson Venture Fund: $0.000

Janus Henderson Global Value Fund: $0.2705

Janus Henderson International Value Fund: $0.2039

Janus Henderson Global Equity Income Fund: $0.1912

Janus Henderson International Opportunities Fund: $0.2893

Janus Henderson International Small Cap Fund: $0.1080

Janus Henderson U.S. Growth Opportunities Fund: $0.0000

C-Class

Janus Henderson Asia Equity Fund: $0

Janus Henderson Balanced Fund: $0.1804

Janus Henderson Contrarian Fund: $0

Janus Henderson Emerging Markets Fund: $0.2141

Janus Henderson Enterprise Fund: $0

Janus Henderson European Focus Fund: $0

Janus Henderson Forty Fund: $0.0000

Janus Henderson Global Life Sciences Fund: $0

Janus Henderson Global Real Estate Fund: $0.3404

Janus Henderson Global Research Fund: $0.0000

Janus Henderson Global Select Fund: $0.0255

Janus Henderson Global Technology Fund: $0

Janus Henderson Growth and Income Fund: $0.3181

Janus Henderson Overseas Fund: $0.2115

Janus Henderson Research Fund: $0

Janus Henderson Triton Fund: $0.0000

Janus Henderson Venture Fund: $0.000

Janus Henderson Global Value Fund: $0.1907

Janus Henderson International Value Fund: $0.1320

Janus Henderson Global Equity Income Fund: $0.1674

Janus Henderson International Opportunities Fund: $0.0305

Janus Henderson International Small Cap Fund: $0.0764

Janus Henderson U.S. Growth Opportunities Fund: $0.0000

D-Class

Janus Henderson Asia Equity Fund: $0.0521

Janus Henderson Balanced Fund: $0.3264

Janus Henderson Contrarian Fund: $0.0680

Janus Henderson Emerging Markets Fund: $0.2141

Janus Henderson Enterprise Fund: $0.1049

Janus Henderson European Focus Fund: $0

Janus Henderson Forty Fund: $0.0081

Janus Henderson Global Life Sciences Fund: $0.2045

Janus Henderson Global Real Estate Fund: $0.3904

Janus Henderson Global Research Fund: $0.5326

Janus Henderson Global Select Fund: $0.1450

Janus Henderson Global Technology Fund: $0.0021

Janus Henderson Growth and Income Fund: $0.5478

Janus Henderson Overseas Fund: $0.6073

Janus Henderson Research Fund: $0.1161

Janus Henderson Triton Fund: $0

Janus Henderson Venture Fund: $0

Janus Henderson Global Value Fund: $0.3434

Janus Henderson International Value Fund: $0.2238

Janus Henderson Global Equity Income Fund: $0.2015

Janus Henderson International Opportunities Fund: $0.4183

Janus Henderson International Small Cap Fund: $0.0692

Janus Henderson U.S. Growth Opportunities Fund: $0.0000

I-Class

Janus Henderson Asia Equity Fund: $0.0674

Janus Henderson Balanced Fund: $0.3391

Janus Henderson Contrarian Fund: $0.0757

Janus Henderson Emerging Markets Fund: $0.2141

Janus Henderson Enterprise Fund: $0.1628

Janus Henderson European Focus Fund: $0

Janus Henderson Forty Fund: $0.0129

Janus Henderson Global Life Sciences Fund: $0.2441

Janus Henderson Global Real Estate Fund: $0.3965

Janus Henderson Global Research Fund: $0.5931

Janus Henderson Global Select Fund: $0.1501

Janus Henderson Global Technology Fund: $0.0137

Janus Henderson Growth and Income Fund: $0.5719

Janus Henderson Overseas Fund: $0.6176

Janus Henderson Research Fund: $0.1381

Janus Henderson Triton Fund: $0.000

Janus Henderson Venture Fund: $0.000

Janus Henderson Global Value Fund: $0.3464

Janus Henderson International Value Fund: $0.2305

Janus Henderson Global Equity Income Fund: $0.2037

Janus Henderson International Opportunities Fund: $0.4002

Janus Henderson International Small Cap Fund: $0.1186

Janus Henderson U.S. Growth Opportunities Fund: $0.0000

N-Class

Janus Henderson Asia Equity Fund: $0.000

Janus Henderson Balanced Fund: $0.3498

Janus Henderson Contrarian Fund: $0.1018

Janus Henderson Emerging Markets Fund: $0.2141

Janus Henderson Enterprise Fund: $0.2279

Janus Henderson European Focus Fund: $0.000

Janus Henderson Forty Fund: $0.0180

Janus Henderson Global Life Sciences Fund: $0.000

Janus Henderson Global Real Estate Fund: $0.0332

Janus Henderson Global Research Fund: $0.6571

Janus Henderson Global Select Fund: $0.1669

Janus Henderson Global Technology Fund: $0.0172

Janus Henderson Growth and Income Fund: $0.5873

Janus Henderson Overseas Fund: $0.6587

Janus Henderson Research Fund: $0.1608

Janus Henderson Triton Fund: $0.000

Janus Henderson Venture Fund: $0.000

Janus Henderson Global Value Fund: $0.3710

Janus Henderson International Value Fund: $0.2331

Janus Henderson Global Equity Income Fund: $0.2062

Janus Henderson International Opportunities Fund: $0.4221

Janus Henderson International Small Cap Fund: $0.2358

Janus Henderson U.S. Growth Opportunities Fund: $0.0000

R-Class

Janus Henderson Balanced Fund: $0.2257

Janus Henderson Contrarian Fund: $0 .000

Janus Henderson Enterprise Fund: $0 .000

Janus Henderson Forty Fund: $0.0000

Janus Henderson Global Research Fund: $0.0744

Janus Henderson Research Fund: $0.000

Janus Henderson Global Select Fund: $0.0866

Janus Henderson Growth and Income Fund: $0.3882

Janus Henderson International Opportunities Fund: $0.1919

Janus Henderson Overseas Fund: $0.4180

Janus Henderson Research Fund: $0.000

Janus Henderson Triton Fund: $0.000

S-Class

Janus Henderson Asia Equity Fund: $0.0373

Janus Henderson Balanced Fund: $0.2666

Janus Henderson Contrarian Fund: $0 .0000

Janus Henderson Emerging Markets Fund: $0.2141

Janus Henderson Enterprise Fund: $0

Janus Henderson European Focus Fund: $0

Janus Henderson Forty Fund: $0.0000

Janus Henderson Global Life Sciences Fund: $0.0589

Janus Henderson Global Real Estate Fund: $0.3729

Janus Henderson Global Research Fund: $0.2476

Janus Henderson Global Select Fund: $0.0712

Janus Henderson Global Technology Fund: $0

Janus Henderson Growth and Income Fund: $0.4536

Janus Henderson Overseas Fund: $0.5042

Janus Henderson Research Fund: $0.0123

Janus Henderson Triton Fund: $0

Janus Henderson Venture Fund: $0

Janus Henderson Global Value Fund: $0.3027

Janus Henderson International Value Fund: $0.1967

Janus Henderson Global Equity Income Fund: $0.1945

Janus Henderson International Opportunities Fund: $0.3860

Janus Henderson International Small Cap Fund: $0.1014

Janus Henderson U.S. Growth Opportunities Fund: $0.0000

T-Class

Janus Henderson Asia Equity Fund: $0.0447

Janus Henderson Balanced Fund: $0.3097

Janus Henderson Contrarian Fund: $0.0493

Janus Henderson Emerging Markets Fund: $0.2141

Janus Henderson Enterprise Fund: $0.0483

Janus Henderson European Focus Fund: $0

Janus Henderson Forty Fund: $0.0011

Janus Henderson Global Life Sciences Fund: $0.1519

Janus Henderson Global Real Estate Fund: $0.3871

Janus Henderson Global Research Fund: $0.4738

Janus Henderson Global Select Fund: $0.1387

Janus Henderson Global Technology Fund: $0

Janus Henderson Growth and Income Fund: $0.5226

Janus Henderson Overseas Fund: $0.5807

Janus Henderson Research Fund: $0.0849

Janus Henderson Triton Fund: $0

Janus Henderson Venture Fund: $0

Janus Henderson Global Value Fund: $0.3321

Janus Henderson International Value Fund: $0.2162

Janus Henderson Global Equity Income Fund: $0.1979

Janus Henderson International Opportunities Fund: $0.4143

Janus Henderson International Small Cap Fund: $0.0757

Janus Henderson U.S. Growth Opportunities Fund: $0.0000

The following Fund’s are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly,

the correct answer is as follows (in 000's):

A-Class

Janus Henderson Asia Equity Fund: 108

Janus Henderson Balanced Fund: 19,688

Janus Henderson Contrarian Fund: 669

Janus Henderson Emerging Markets Fund: 1,566

Janus Henderson Enterprise Fund: 5,303

Janus Henderson European Focus Fund: 6,757

Janus Henderson Forty Fund: 6,337

Janus Henderson Global Life Sciences Fund: 3,128

Janus Henderson Global Real Estate Fund: 422

Janus Henderson Global Research Fund: 196

Janus Henderson Global Select Fund: 245

Janus Henderson Global Technology Fund: 3,798

Janus Henderson Growth and Income Fund: 461

Janus Henderson Overseas Fund: 592

Janus Henderson Research Fund: 567

Janus Henderson Triton Fund: 18,347

Janus Henderson Venture Fund: 290

Janus Henderson Global Value Fund: 247

Janus Henderson International Value Fund: 30

Janus Henderson Global Equity Income Fund: 114,840

Janus Henderson International Opportunities Fund: 19,752

Janus Henderson International Small Cap Fund: 5

Janus Henderson U.S. Growth Opportunities Fund: 164

C-Class

Janus Henderson Asia Equity Fund: 109

Janus Henderson Balanced Fund: 41,715

Janus Henderson Contrarian Fund: 1,135

Janus Henderson Emerging Markets Fund: 908

Janus Henderson Enterprise Fund: 2,254

Janus Henderson European Focus Fund: 7,940

Janus Henderson Forty Fund: 8,398

Janus Henderson Global Life Sciences Fund: 3,212

Janus Henderson Global Real Estate Fund: 587

Janus Henderson Global Research Fund: 104

Janus Henderson Global Select Fund: 158

Janus Henderson Global Technology Fund: 2,565

Janus Henderson Growth and Income Fund: 421

Janus Henderson Overseas Fund: 422

Janus Henderson Research Fund: 588

Janus Henderson Triton Fund: 7,951

Janus Henderson Venture Fund: 167

Janus Henderson Global Value Fund: 432

Janus Henderson International Value Fund: 31

Janus Henderson Global Equity Income Fund: 151,920

Janus Henderson International Opportunities Fund: 14,417

Janus Henderson International Small Cap Fund: 5

Janus Henderson U.S. Growth Opportunities Fund: 15

D-Class

Janus Henderson Asia Equity Fund: 1,890

Janus Henderson Balanced Fund: 49,795

Janus Henderson Contrarian Fund: 91,645

Janus Henderson Emerging Markets Fund: 1,554

Janus Henderson Enterprise Fund: 14,927

Janus Henderson European Focus Fund: 99

Janus Henderson Forty Fund: 220,663

Janus Henderson Global Life Sciences Fund: 23,921

Janus Henderson Global Real Estate Fund: 3,096

Janus Henderson Global Research Fund: 18,961

Janus Henderson Global Select Fund: 95,427

Janus Henderson Global Technology Fund: 41,786

Janus Henderson Growth and Income Fund: 60,447

Janus Henderson Overseas Fund: 22,516

Janus Henderson Research Fund: 201,890

Janus Henderson Triton Fund: 39,023

Janus Henderson Venture Fund: 20,763

Janus Henderson Global Value Fund: 5,904

Janus Henderson International Value Fund: 349

Janus Henderson Global Equity Income Fund: 1,189

Janus Henderson International Opportunities Fund: 116

Janus Henderson International Small Cap Fund: 499

Janus Henderson U.S. Growth Opportunities Fund: 407

I-Class

Janus Henderson Asia Equity Fund: 131

Janus Henderson Balanced Fund: 70,056

Janus Henderson Contrarian Fund: 2,707

Janus Henderson Emerging Markets Fund: 1,554

Janus Henderson Enterprise Fund: 42,834

Janus Henderson European Focus Fund: 32,073

Janus Henderson Forty Fund: 29,191

Janus Henderson Global Life Sciences Fund: 11,531

Janus Henderson Global Real Estate Fund: 9,144

Janus Henderson Global Research Fund: 2,034

Janus Henderson Global Select Fund: 910

Janus Henderson Global Technology Fund: 6,942

Janus Henderson Growth and Income Fund: 2,404

Janus Henderson Overseas Fund: 1,821

Janus Henderson Research Fund: 8,239

Janus Henderson Triton Fund: 69,652

Janus Henderson Venture Fund: 3,758

Janus Henderson Global Value Fund: 6,563

Janus Henderson International Value Fund: 666

Janus Henderson Global Equity Income Fund: 471,994

Janus Henderson International Opportunities Fund: 123,512

Janus Henderson International Small Cap Fund: 4

Janus Henderson U.S. Growth Opportunities Fund: 7

N-Class

Janus Henderson Asia Equity Fund: 778

Janus Henderson Balanced Fund: 68,003

Janus Henderson Contrarian Fund: 1,251

Janus Henderson Emerging Markets Fund: 2,780

Janus Henderson Enterprise Fund: 27,520

Janus Henderson European Focus Fund: 12

Janus Henderson Forty Fund: 5,149

Janus Henderson Global Life Sciences Fund: 157

Janus Henderson Global Real Estate Fund: 2,462

Janus Henderson Global Research Fund: 463

Janus Henderson Global Select Fund: 1,946

Janus Henderson Global Technology Fund: 298

Janus Henderson Growth and Income Fund: 146

Janus Henderson Overseas Fund: 2,250

Janus Henderson Research Fund: 5,602

Janus Henderson Triton Fund: 75,731

Janus Henderson Venture Fund: 2,810

Janus Henderson Global Value Fund: 188

Janus Henderson International Value Fund: 3,379

Janus Henderson Global Equity Income Fund: 712

Janus Henderson International Opportunities Fund: 367

Janus Henderson International Small Cap Fund: 531

Janus Henderson U.S. Growth Opportunities Fund: 4

R-Class

Janus Henderson Balanced Fund: 10,124

Janus Henderson Contrarian Fund: 34

Janus Henderson Enterprise Fund: 1,416

Janus Henderson Forty Fund: 4,025

Janus Henderson Global Research Fund: 76

Janus Henderson Research Fund:

Janus Henderson Global Select Fund: 28

Janus Henderson Growth and Income Fund: 69

Janus Henderson International Opportunities Fund: 676

Janus Henderson Overseas Fund: 1,071

Janus Henderson Research Fund: 100

Janus Henderson Triton Fund: 12,065

S-Class

Janus Henderson Asia Equity Fund: 42

Janus Henderson Balanced Fund: 18,287

Janus Henderson Contrarian Fund: 173

Janus Henderson Emerging Markets Fund: 129

Janus Henderson Enterprise Fund: 4,822

Janus Henderson European Focus Fund: 2

Janus Henderson Forty Fund: 16,208

Janus Henderson Global Life Sciences Fund: 331

Janus Henderson Global Real Estate Fund: 237

Janus Henderson Global Research Fund: 856

Janus Henderson Global Select Fund: 14

Janus Henderson Global Technology Fund: 216

Janus Henderson Growth and Income Fund: 475

Janus Henderson Overseas Fund: 4,774

Janus Henderson Research Fund: 600

Janus Henderson Triton Fund: 18,406

Janus Henderson Venture Fund: 861

Janus Henderson Global Value Fund: 4

Janus Henderson International Value Fund: 24

Janus Henderson Global Equity Income Fund: 21

Janus Henderson International Opportunities Fund: 2

Janus Henderson International Small Cap Fund: 4

Janus Henderson U.S. Growth Opportunities Fund: 4

T-Class

Janus Henderson Asia Equity Fund: 268

Janus Henderson Balanced Fund: 153,268

Janus Henderson Contrarian Fund: 32,476

Janus Henderson Emerging Markets Fund: 775

Janus Henderson Enterprise Fund: 39,376

Janus Henderson European Focus Fund: 47

Janus Henderson Forty Fund: 82,104

Janus Henderson Global Life Sciences Fund: 20,770

Janus Henderson Global Real Estate Fund: 4,790

Janus Henderson Global Research Fund: 12,828

Janus Henderson Global Select Fund: 31,513

Janus Henderson Global Technology Fund: 25

Janus Henderson Growth and Income Fund: 31,346

Janus Henderson Overseas Fund: 17,965

Janus Henderson Research Fund: 67,435

Janus Henderson Triton Fund: 99,751

Janus Henderson Venture Fund: 12,060

Janus Henderson Global Value Fund: 2,985

Janus Henderson International Value Fund: 108

Janus Henderson Global Equity Income Fund: 7,505

Janus Henderson International Opportunities Fund: 291

Janus Henderson International Small Cap Fund: 53

Janus Henderson U.S. Growth Opportunities Fund: 250

The following Fund’s are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly,

the correct answer is as follows:

A-Class

Janus Henderson Asia Equity Fund: $12.01

Janus Henderson Balanced Fund: $32.93

Janus Henderson Contrarian Fund: $19.50

Janus Henderson Emerging Markets Fund: $10.77

Janus Henderson Enterprise Fund: $120.65

Janus Henderson European Focus Fund: $33.11

Janus Henderson Forty Fund: $33.07

Janus Henderson Global Life Sciences Fund: $56.09

Janus Henderson Global Real Estate Fund: $11.37

Janus Henderson Global Research Fund: $80.62

Janus Henderson Global Select Fund: $17.17

Janus Henderson Global Technology Fund: $34.50

Janus Henderson Growth and Income Fund: $57.27

Janus Henderson Overseas Fund: $33.47

Janus Henderson Research Fund: $46.71

Janus Henderson Triton Fund: $29.42

Janus Henderson Venture Fund: $78.09

Janus Henderson Global Value Fund: $14.75

Janus Henderson International Value Fund: $11.40

Janus Henderson Global Equity Income Fund: $7.65

Janus Henderson International Opportunities Fund: $29.42

Janus Henderson International Small Cap Fund: $13.67

Janus Henderson U.S. Growth Opportunities Fund: $13.62

C-Class

Janus Henderson Asia Equity Fund: $11.93

Janus Henderson Balanced Fund: $32.65

Janus Henderson Contrarian Fund: $18.26

Janus Henderson Emerging Markets Fund: $10.40

Janus Henderson Enterprise Fund: $112.71

Janus Henderson European Focus Fund: $31.06

Janus Henderson Forty Fund: $27.57

Janus Henderson Global Life Sciences Fund: $52.14

Janus Henderson Global Real Estate Fund: $11.22

Janus Henderson Global Research Fund: $78.86

Janus Henderson Global Select Fund: $16.71

Janus Henderson Global Technology Fund: $29.92

Janus Henderson Growth and Income Fund: $53.33

Janus Henderson Overseas Fund: $32.91

Janus Henderson Research Fund: $44.09

Janus Henderson Triton Fund: $27.37

Janus Henderson Venture Fund: $73.06

Janus Henderson Global Value Fund: $14.42

Janus Henderson International Value Fund: $11.37

Janus Henderson Global Equity Income Fund: $7.59

Janus Henderson International Opportunities Fund: $27.53

Janus Henderson International Small Cap Fund: $13.61

Janus Henderson U.S. Growth Opportunities Fund: $13.29

D-Class

Janus Henderson Asia Equity Fund: $12.14

Janus Henderson Balanced Fund: $33.00

Janus Henderson Contrarian Fund: $19.52

Janus Henderson Emerging Markets Fund: $10.82

Janus Henderson Enterprise Fund: $123.47

Janus Henderson European Focus Fund: $32.96

Janus Henderson Forty Fund: $31.99

Janus Henderson Global Life Sciences Fund: $56.84

Janus Henderson Global Real Estate Fund: $11.44

Janus Henderson Global Research Fund: $79.68

Janus Henderson Global Select Fund: $17.06

Janus Henderson Global Technology Fund: $33.22

Janus Henderson Growth and Income Fund: $54.04

Janus Henderson Overseas Fund: $33.10

Janus Henderson Research Fund: $47.02

Janus Henderson Triton Fund: $30.05

Janus Henderson Venture Fund: $80.08

Janus Henderson Global Value Fund: $14.85

Janus Henderson International Value Fund: $11.58

Janus Henderson Global Equity Income Fund: $7.64

Janus Henderson International Opportunities Fund: $29.34

Janus Henderson International Small Cap Fund: $13.73

Janus Henderson U.S. Growth Opportunities Fund: $13.73

I-Class

Janus Henderson Asia Equity Fund: $12.13

Janus Henderson Balanced Fund: $33.01

Janus Henderson Contrarian Fund: $19.54

Janus Henderson Emerging Markets Fund: $10.81

Janus Henderson Enterprise Fund: $124.07

Janus Henderson European Focus Fund: $32.93

Janus Henderson Forty Fund: $34.17

Janus Henderson Global Life Sciences Fund: $56.88

Janus Henderson Global Real Estate Fund: $11.43

Janus Henderson Global Research Fund: $80.79

Janus Henderson Global Select Fund: $17.12

Janus Henderson Global Technology Fund: $33.47

Janus Henderson Growth and Income Fund: $54.06

Janus Henderson Overseas Fund: $33.24

Janus Henderson Research Fund: $46.93

Janus Henderson Triton Fund: $30.24

Janus Henderson Venture Fund: $80.38

Janus Henderson Global Value Fund: $14.59

Janus Henderson International Value Fund: $11.37

Janus Henderson Global Equity Income Fund: $7.66

Janus Henderson International Opportunities Fund: $29.33

Janus Henderson International Small Cap Fund: $13.69

Janus Henderson U.S. Growth Opportunities Fund: $13.73

N-Class

Janus Henderson Asia Equity Fund: $12.13

Janus Henderson Balanced Fund: $32.98

Janus Henderson Contrarian Fund: $19.49

Janus Henderson Emerging Markets Fund: $10.82

Janus Henderson Enterprise Fund: $124.47

Janus Henderson European Focus Fund: $32.97

Janus Henderson Forty Fund: $34.27

Janus Henderson Global Life Sciences Fund: $56.69

Janus Henderson Global Real Estate Fund: $11.43

Janus Henderson Global Research Fund: $79.54

Janus Henderson Global Select Fund: $17.08

Janus Henderson Global Technology Fund: $33.11

Janus Henderson Growth and Income Fund: $53.99

Janus Henderson Overseas Fund: $33.04

Janus Henderson Research Fund: $46.93

Janus Henderson Triton Fund: $30.34

Janus Henderson Venture Fund: $80.82

Janus Henderson Global Value Fund: $14.53

Janus Henderson International Value Fund: $11.40

Janus Henderson Global Equity Income Fund: $7.66

Janus Henderson International Opportunities Fund: $29.32

Janus Henderson International Small Cap Fund: $13.56

Janus Henderson U.S. Growth Opportunities Fund: $13.70

R-Class

Janus Henderson Balanced Fund: $32.75

Janus Henderson Contrarian Fund: $19.00

Janus Henderson Enterprise Fund: $117.21

Janus Henderson Forty Fund: $29.79

Janus Henderson Global Research Fund: $79.95

Janus Henderson Research Fund: $46.84

Janus Henderson Global Select Fund: $16.99

Janus Henderson Growth and Income Fund: $53.70

Janus Henderson International Opportunities Fund: $28.77

Janus Henderson Overseas Fund: $32.86

Janus Henderson Research Fund: $46.84

Janus Henderson Triton Fund: $28.62

S-Class

Janus Henderson Asia Equity Fund: $12.05

Janus Henderson Balanced Fund: $32.92

Janus Henderson Contrarian Fund: $19.47

Janus Henderson Emerging Markets Fund: $10.81

Janus Henderson Enterprise Fund: $120.12

Janus Henderson European Focus Fund: $32.95

Janus Henderson Forty Fund: $31.84

Janus Henderson Global Life Sciences Fund: $55.38

Janus Henderson Global Real Estate Fund: $11.35

Janus Henderson Global Research Fund: $80.78

Janus Henderson Global Select Fund: $17.30

Janus Henderson Global Technology Fund: $32.07

Janus Henderson Growth and Income Fund: $53.95

Janus Henderson Overseas Fund: $33.12

Janus Henderson Research Fund: $46.03

Janus Henderson Triton Fund: $29.17

Janus Henderson Venture Fund: $77.43

Janus Henderson Global Value Fund: $15.01

Janus Henderson International Value Fund: $11.42

Janus Henderson Global Equity Income Fund: $7.64

Janus Henderson International Opportunities Fund: $29.30

Janus Henderson International Small Cap Fund: $13.66

Janus Henderson U.S. Growth Opportunities Fund: $13.70

T-Class

Janus Henderson Asia Equity Fund: $11.99

Janus Henderson Balanced Fund: $32.96

Janus Henderson Contrarian Fund: $19.51

Janus Henderson Emerging Markets Fund: $10.82

Janus Henderson Enterprise Fund: $122.72

Janus Henderson European Focus Fund: $32.94

Janus Henderson Forty Fund: $32.41

Janus Henderson Global Life Sciences Fund: $56.67

Janus Henderson Global Real Estate Fund: $11.43

Janus Henderson Global Research Fund: $79.61

Janus Henderson Global Select Fund: $17.09

Janus Henderson Global Technology Fund: $33.03

Janus Henderson Growth and Income Fund: $54.00

Janus Henderson Overseas Fund: $33.14

Janus Henderson Research Fund: $47.03

Janus Henderson Triton Fund: $29.84

Janus Henderson Venture Fund: $79.13

Janus Henderson Global Value Fund: $14.82

Janus Henderson International Value Fund: $11.37

Janus Henderson Global Equity Income Fund: $7.63

Janus Henderson International Opportunities Fund: $29.32

Janus Henderson International Small Cap Fund: $13.71

Janus Henderson U.S. Growth Opportunities Fund: $13.72